                                                                      Exhibit 23


               CONSENT OF INDEPENDNT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-64713) of Concord Camera Corp. and in the related Prospectus, and in the following Registration Statements of our report dated August 3, 2000 with respect to the consolidated financial statements and financial statement schedule listed in the Index in Item 14(a)(2) of Concord Camera Corp., included in its Annual Report (Form 10-K) for the year ended July 1, 2000:


                           Pertaining to the
                           Concord Camera
Form S-8 No.               Stock Option Plan for:
---------------------      -----------------------------------------------------
333-19837                  Brian King
333-80709                  David Wand
333-80699                  Tony Porter
333-80693                  Scott L. Lampert
33-71452                   Ira B. Lampert
333-80767                  Concord Camera Corp. Incentive Plan
333-80687                  Winston Ip
333-80671                  Wilfried Bittner
333-80685                  Howard R. Herman
333-80695                  Joseph Leonardo
333-80689                  Robert Johnson
333-80705                  Urs W. Stampfli
333-80715                  Paul Wong
333-80703                  Klaus Raschke
333-80677                  Marcio R. Flores DaSilva
333-80701                  Alex Raschke
333-80679                  Kenneth Heglund
333-80673                  Steve Buescher
333-80713                  Lothar Westerweck
33-74754                   Concord Camera Corp. Incentive Plan
333-57674                  Concord Camera Corp. 1988 Stock Option Plan
333-31220                  Lawrence Burke
333-31216                  J. Brian Caldwell
333-31214                  Wah Chan (Henry Chan)
333-31212                  Tang Chong Yee
333-31206                  James Clark

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                           Pertaining to the
                           Concord Camera
Form S-8 No.               Stock Option Plan for:
---------------------      -----------------------------------------------------
333-31210                  Petko Dinev
333-31208                  Harry Dodds
333-31204                  Lai Dominic
333-31200                  Ann E. Neal
333-31202                  Erwin Scholz
333-31218                  Robert Waye



                                                  /s/ Ernst & Young LLP

Miami, Florida
August 25, 2000